EXHIBIT 10.4

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (the “Seventh Amendment”) is made effective as of November 5, 2004, among PEMCO AVIATION GROUP, INC., a Delaware corporation, PEMCO AEROPLEX, INC., an Alabama corporation, PEMCO ENGINEERS, INC., a Delaware corporation, PEMCO WORLD AIR SERVICES, INC., a Delaware corporation, SPACE VECTOR CORPORATION, a Delaware corporation (collectively, the “Borrowers”), SOUTHTRUST BANK, an Alabama banking corporation, as Agent (the “Agent”), SOUTHTRUST BANK, an Alabama banking corporation, as a Lender, and COMPASS BANK, an Alabama banking corporation, as a Lender. Capitalized terms used herein but not defined shall have the meanings as set forth in the Credit Agreement, as amended (as hereinafter defined).

WHEREAS, pursuant to that certain Credit Agreement dated as of December 16, 2002, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Credit Agreement”), Lenders made available, subject to the terms and conditions thereof, (i) the Revolving Loan of up to $20,000,000.00, (ii) the Swing Line Loan of up to $5,000,000.00, and (iii) the Term Loan of up to $5,000,000.00; and

WHEREAS, pursuant to that certain First Amendment to Credit Agreement dated as of May 22, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “First Amendment”), the Credit Agreement was amended in order to extend to Borrowers the Treasury Stock Loan in the amount of up to $5,000,000.00; and

WHEREAS, pursuant to that certain Second Amendment to Credit Agreement dated as of November 24, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Second Amendment”), the Credit Agreement was amended in order to (i) temporarily increase the Swing Line Loan Commitment to up to $7,000,000.00, and (ii) temporarily increase the Revolving Loan Commitment to up to $22,000,000.00; and

WHEREAS, pursuant to that certain Third Amendment to Credit Agreement dated as of December 16, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Third Amendment”), the Credit Agreement was amended in order to (i) increase the Swing Line Loan Commitment to up to $6,000,000.00, (ii) increase the Revolving Loan Commitment to up to $25,000,000.00, and (iii) extend the Revolving Loan Maturity Date from December 16, 2004 until December 16, 2005; and

WHEREAS, pursuant to that certain Fourth Amendment to Credit Agreement dated as of May 7, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Fourth Amendment”), the Credit Agreement was amended in order to (i) temporarily increase the Revolving Loan Commitment to up to $27,000,000.00, and (ii) increase the Letter of Credit Commitment to up to $1,500,000.00; and

WHEREAS, pursuant to that certain Fifth Amendment to Credit Agreement dated as of May 22, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Fifth Amendment”), the Credit Agreement was amended in order to, among other things, extend the Treasury Stock Loan Advancement Termination Date from May 22, 2004 to May 22, 2005;

WHEREAS, pursuant to that certain Sixth Amendment to Credit Agreement dated as of August 1, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Sixth Amendment”), the Credit Agreement was amended in order to extend until December 31, 2004 the temporary increase of the Revolving Loan Commitment to up to $27,000,000.00 (the Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment, hereinafter referred to as the “Credit Agreement, as amended”); and

WHEREAS, Lender Parties and Borrowers have agreed to amend the Credit Agreement, as amended, in order to, among other things, increase until December 31, 2004 the temporary increase of the Revolving Loan Commitment to up to $33,000,000.00, as more specifically hereinafter provided.

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree that the Credit Agreement, as amended, is hereby amended as follows:

1. The Credit Agreement, as amended, is hereby amended by deleting the definitions of “Revolving Loan Commitment” and “Revolving Notes”, and by substituting the following new definitions, respectively, in lieu thereof:

“Revolving Loan Commitment” means the commitment of the Revolving Loan Lenders, subject to the terms of this Agreement, to lend Borrowers up to (A) from November 5, 2004 to December 31, 2004, the lesser of (i) Thirty-Three Million and No/100 Dollars ($33,000,000.00), or (ii) the Borrowing Base, less the Available Amount of the Letters of Credit, less any outstanding Letter of Credit Advances; and (B) thereafter, the lesser of (i) Twenty-Five Million and No/100 Dollars ($25,000,000.00), or (ii) the Borrowing Base, less the Available Amount of the Letters of Credit, less any outstanding Letter of Credit Advances.

“Revolving Notes” means (i) that certain Fourth Amended and Restated Revolving Note from Borrowers to SouthTrust, dated November 5, 2004, in the principal amount of $21,120,000.00, and (ii) that certain Third Amended and Restated Revolving Note from Borrowers to Compass, dated November 5, 2004, in the principal amount of $11,880,000.00, and includes any amendment to or modification of any such note and any promissory note given in extension or renewal of, or in substitution for, such note.

2. The Credit Agreement, as amended, is hereby amended by deleting paragraph 10.1(C)(3), and by substituting the following new paragraph 10.1(C)(3) in lieu thereof:

(3) Until December 31, 2004, on or before Friday of each week, a Collateral Report for the immediately preceding week, and thereafter, on or before the last day of each month, a Collateral Report for the immediately preceding month, in each case such Collateral Report to be certified to be correct by the principal financial officer or vice president of finance of Borrower;

3. Notwithstanding any provision of the Credit Agreement to the contrary, no Treasury Stock Loan Lender shall be required to make any Treasury Stock Loan Advance until January 1, 2005.

4. As a condition to the effectiveness of this Seventh Amendment (a) Borrowers shall have executed and delivered to SouthTrust the Fourth Amended and Restated Revolving Note from Borrowers to SouthTrust; (b) Borrowers shall have executed and delivered to Compass the Third Amended and Restated Revolving Note from Borrowers to Compass; (c) Agent shall have received appropriate resolutions of Borrowers’ directors, in a form satisfactory to Agent, authorizing Borrowers to enter into this Seventh Amendment and any other documentation required by Agent in connection with this Seventh Amendment; (d) Agent shall have received a Bringdown and Incumbency Certificate of each Borrower, in a form satisfactory to Agent; (e) Borrowers shall have executed and delivered to Agent all further documents and performed all other acts which Agent reasonably deems necessary or appropriate to perfect or protect its security for the Loans; (f) Agent shall have received for the account of the Revolving Loan Lenders a fee of $60,000.00; and (g) Borrowers shall have delivered to Agent such other documentation, if any, as may be requested by Agent to satisfy Agent that this Seventh Amendment, and all other documents and instruments executed by Borrowers in connection with this Seventh Amendment or in furtherance hereof have each been duly authorized, executed and delivered on behalf of Borrowers, and constitute valid and binding obligations of Borrowers.

5. Each Borrower represents and warrants to Lender Parties that all representations and warranties given by such Borrower in Article IX of the Credit Agreement, as amended, are true and correct as of the date of this Seventh Amendment, except to the extent affected by this Seventh Amendment. Each Borrower represents and warrants to Lender Parties that as of the date of this Seventh Amendment, such Borrower is in full compliance with all of the covenants of such Borrower contained in Article X of the Credit Agreement, as amended, except to the extent affected by this Seventh Amendment.

6. Except as heretofore or herein expressly modified, or as may otherwise be inconsistent with the terms of this Seventh Amendment (in which case the terms and conditions of this Seventh Amendment shall govern), all terms of the Credit Agreement, as amended, and all documents and instruments executed and delivered in furtherance thereof shall be and remain in full force and effect, and the same are hereby ratified and confirmed in all respects.

* * * * *

IN WITNESS WHEREOF, this Seventh Amendment has been duly executed as of the day and year first above written.

BORROWERS:

PEMCO AVIATION GROUP, INC.

By:	/s/ John R. Lee
Its:	Senior Vice President & Chief Financial Officer

PEMCO AEROPLEX, INC.

By:	/s/ John R. Lee
Its:	Chief Financial Officer

PEMCO ENGINEERS, INC.

By:	/s/ John R. Lee
Its:	Chief Financial Officer

PEMCO WORLD AIR SERVICES, INC.

By:	/s/ John R. Lee
Its:	Chief Financial Officer

SPACE VECTOR CORPORATION

By:	/s/ John R. Lee
Its:	Chief Financial Officer

AGENT:

SOUTHTRUST BANK, as Agent

By:	/s/ Austin Davis
Its:	Vice President

LENDERS:

SOUTHTRUST BANK

By:	/s/ Austin Davis
Its:	Vice President

COMPASS BANK

By:	/s/ Alex Morton
Its:	Vice President

5